UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2006

T REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 19, 2005, we entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, through our wholly owned subsidiary, TREIT-Reno Trademark, LLC, which owned a 40.0% undivided tenant-in-common interest, for the sale of the Reno Trademark property in Las Vegas, Nevada to Skyline, LP, an unaffiliated third party, for a total sales price of $10,950,000.

On September 6, 2005, we entered into an Amendment to Agreement for Purchase and Sale, or Amendment No. 1. The material terms of Amendment No. 1 designated September 19, 2005 as the final day of the Inspection and Approval Period. On November 30, 2005, we entered into a Second Amendment to Agreement for Purchase and Sale, or Amendment No. 2, to: (i) extend the escrow closing date; (ii) to provide us with the right to assign the Agreement; and (iii) to determine certain assumption of liabilities. On January 18, 2006, we entered into a Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, or Amendment No. 3, that reduced the purchase price by $325,000.

On January 23, 2006, we sold the Reno Trademark property to Skyline, LP for $10,625,000. We sold the property pursuant to the plan of liquidation approved by our shareholders on July 27, 2005. At closing, real estate sales commissions were paid to unaffiliated brokers in the amount of $378,125, or 3.6% of the total sales price. A disposition fee was not paid to Triple Net Properties Realty, Inc., an affiliate of our advisor, Triple Net Properties, LLC, as previously disclosed in our Form 8-K Current Report filed on September 1, 2005.

The above descriptions of the Agreement, Amendment No. 1, Amendment No. 2, and Amendment No. 3, are qualified in their entirety by: (i) the terms of the Agreement filed as Exhibit 99 to our Form 8-K Current Report filed on September 1, 2005; and (ii) the terms of Amendment No. 1, Amendment No. 2, Amendment No. 3 attached as Exhibits 10.1, 10.2, and 10.3, respectively, of this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment to Agreement for Purchase and Sale dated September 8, 2005 by and between TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.

10.2 Second Amendment to Agreement for Purchase and Sale dated November 30, 2005 by and between Triple Net Properties, LLC, TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.

10.3 Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated January 18, 2006 by and between TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, Inc.

January 27, 2006	By:	/s/ JACK R. MAURER

Name: JACK R. MAURER
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Agreement for Purchase and Sale dated September 8, 2005 by and between TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.
10.2	Second Amendment to Agreement for Purchase and Sale dated November 30, 2005 by and between Triple Net Properties, LLC, TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.
10.3	Third Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated January 18, 2006 by and between TREIT-Reno Trademark, LLC, NNN Reno Trademark 1, LLC, NNN Reno Trademark 2, LLC, NNN Reno Trademark 3, LLC, NNN Reno Trademark 4, LLC, NNN Reno Trademark 5, LLC, NNN Reno Trademark 6, LC, NNN Reno Trademark 7, LLC, NNN Reno Trademark 8, LLC, NNN Reno Trademark 9, LLC and Skyline, LP.